EXHIBIT 24.1
                              POWER OF ATTORNEY

                  Each person whose individual signature appears below hereby authorizes Leonard A. Trugman and David Engel, and each of them, with full power of substitution and full power to act without the others, his true and lawful attorney-in-fact and agent in his name, place, and stead, to execute in the name and on behalf of each such person, individually and in each capacity stated below, and to file, any and all amendments to this Registration Statement, including any and all post-effective amendments.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has ben signed by the following persons in the capacities indicated on the 30 day of April 1996.

              Signature                                       Title                                     Date

/s/ LEONARD A. TRUGMAN                   Chairman of the Board, Chief
- -----------------------------------      Executive Officer and President                    April 30, 1996
Leonard A. Trugman


/s/ DAVID ENGEL                          Executive Vice President and
- -----------------------------------      Chief Financial Officer                            April 30, 1996
David Engel


/s/ MICHAEL H. TABER                     Vice President - Finance,
- -----------------------------------      Secretary and Chief Accounting                     April 30,1996
Michael H. Taber                         Officer


/s/ NATAN BERTMAN                        Director                                           April 30, 1996
- -----------------------------------
Natan Bertman


/s/ DAVID MICHAEL                        Director                                           April 30, 1996
- -----------------------------------
David Michael


/s/ JAMES M. TIERNAN                     Director                                           April 30, 1996
- -----------------------------------
James M. Tiernan


/s/ SEYMOUR RUBIN                        Director                                           April 30, 1996
- -----------------------------------
Seymour Rubin

01\204\poa

